11. Income Taxes	9 Months Ended
Mar. 31, 2014
Notes
11. Income Taxes

11.             INCOME TAXES

The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting and tax bases of its assets and liabilities.  Deferred assets are reduced by a valuation allowance when deemed appropriate.

The tax effects of existing temporary differences that give rise to significant portions of deferred tax assets at March 31, 2014, and June 30, 2013, are as follows:

	March 31, 2014	June 30, 2013
Net operating loss carryforwards	$1,393,000	$1,363,000
Deferred compensation	28,000	43,000
Deferred rent expense	6,000	11,000
Accounts receivable allowance	5,000	5,000
Valuation allowance	(1,432,000)	(1,420,000)
Net deferred tax asset	$--	$--

At March 31, 2014, the Company has net operating loss carry-forwards for Federal tax purposes of approximately $3,317,000 which, if unused to offset future taxable income, will expire in years beginning in 2018.